UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 6, 2005

MERITAGE HOMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8501 E. Princess Drive, Suite 290, Scottsdale, Arizona		85255
(Address of Principal Executive Offices)		(Zip Code)

(480) 609-3330
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 On January 6, 2005, the board of directors of Meritage Homes Corporation (the “Registrant”) elected Gerald W. Haddock as a Class II director, to serve until the 2005 annual meeting of stockholders.  In connection with his election, Meritage granted Mr. Haddock a stock option to purchase 5,000 (after the effect of the Company’s 2-for-1 stock split in the form of a stock dividend that occurred on January 7, 2005) shares of common stock.  A copy of the press release announcing Mr. Haddock’s election is furnished herewith as Exhibit 99.1.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

99.1                           Press Release dated January 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2005

MERITAGE HOMES CORPORATION

/s/ Larry W. Seay
	By:	Larry W. Seay
Chief Financial Officer, Vice President And Secretary